SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report October 24, 2003 (Date of earliest event reported) October 23, 2003

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-9052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 325-4200

None

(Former name or former address, if changed since last report)

Index of Exhibits page 2.

Total number of pages in this report is 11.

Item 7.	Financial Statement and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Page

(99.1)	Torchmark Corporation Press Release dated October 23, 2003	4

Item 12.	Results of Operations and Financial Condition.

On October 23, 2003, Torchmark Corporation issued a press release announcing its third quarter 2003 financial results. A copy of the press release is incorporated herein by reference and is included as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: October 24, 2003	/s/ Carol A. McCoy

Carol A. McCoy, Vice President, Associate Counsel and Secretary

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